Contacts:
Emile Lee (Media)	Kathy Guinnessey (Investors/Analysts)
LeeE@dnb.com	Kathy.Guinnessey@dnb.com
973.921.5525	973.921.5892

Dun & Bradstreet Reports Fourth Quarter and Full Year 2017 Results

•	Increases Quarterly Dividend

Short Hills, N.J. – February 12, 2018 – Dun & Bradstreet (NYSE: DNB) reported results for the fourth quarter and full year ended December 31, 2017.

Fourth Quarter 2017 Highlights

	Quarter Ended		AFX	BFX
	December 31,		% Change	% Change
(Amounts in millions, except per share data)	2017	2016	Fav (Unfav)	Fav (Unfav)
GAAP Revenue	$ 527.0	$ 517.1	2%	1%
As Adjusted Revenue	$ 528.3	$ 517.1	2%	1%
Organic Revenue	$ 512.9	$ 510.3		0%

GAAP Operating Income	$ 170.4	$ 162.7	5%
As Adjusted Operating Income	$ 191.9	$ 180.7	6%

GAAP Diluted Earnings (Loss) Per Share(1)	$ 0.70	$ 2.10	(67)%
As Adjusted Diluted Earnings (Loss) Per Share	$ 3.22	$ 2.99	8%

(1) Quarter ended December 31, 2017 GAAP Diluted Earnings per share includes a $2.12 non-cash charge related to the impact of the 2017 Tax Cuts and Jobs Act.

See attached Schedules 5 and 6 for a reconciliation of As Adjusted metrics to GAAP results, as well as the definitions of the non-GAAP financial measures that the Company uses to evaluate the business.

Deferred revenue for the Company as of December 31, 2017 was $684.4 million, up 9% year over year; Americas was $604.5 million, up 7% year over year and Non-Americas was $79.9 million, up 25% year over year. After adjusting for the effect of foreign exchange and acquisitions and dispositions, total Company deferred revenue was up 3%, with each of Americas and Non-Americas deferred revenue up 3% as compared to last year.

Fourth Quarter 2017 Segment Results

Americas

•	GAAP revenue of $448.1 million, up 2% year over year after the effect of foreign exchange (up 1% before the effect of foreign exchange); As Adjusted revenue of $449.4 million, up 2% year over year both after and before the effect of foreign exchange;

•	GAAP operating income of $185.6 million, up 6% year over year; As Adjusted operating income of $196.9 million, up 5% year over year.

Non-Americas

•	GAAP revenue and As Adjusted revenue of $78.9 million, each up 4% year over year after the effect of foreign exchange (down 1% before the effect of foreign exchange);

•	GAAP operating income of $21.2 million, up 74% year over year. As Adjusted operating income of $21.5 million, up 47% year over year.

See attached Schedules 3, 4, 5, and 6 for additional detail.

Full Year 2017 Highlights

	Full Year Ended		AFX	BFX
	December 31,		% Change	% Change
(Amounts in millions, except per share data)	2017	2016	Fav (Unfav)	Fav (Unfav)
GAAP Revenue	$ 1,742.5	$ 1,703.7	2%	2%
As Adjusted Revenue	$ 1,750.5	$ 1,706.8	3%	3%
Organic Revenue	$ 1,689.1	$ 1,674.7		1%

GAAP Operating Income	$ 382.9	$ 359.2	7%
As Adjusted Operating Income	$ 462.5	$ 448.5	3%

GAAP Diluted Earnings (Loss) Per Share	$ 3.79	$ 2.65	43%
As Adjusted Diluted Earnings (Loss) Per Share	$ 7.36	$ 7.35	0%

See attached Schedules 5 and 6 for a reconciliation of As Adjusted metrics to GAAP results, as well as the definitions of the non-GAAP financial measures that the Company uses to evaluate the business.

Full Year 2017 Segment Results

Americas

•	GAAP revenue of $1,448.2 million, up 2% year over year both after and before the effect of foreign exchange; As Adjusted revenue of $1,456.2 million, up 3% year over year both after and before the effect of foreign exchange;

•	GAAP operating income of $419.1 million, down 2% year over year; As Adjusted operating income of $468.5 million, up 1% year over year.

Non-Americas

•	GAAP revenue and As Adjusted revenue of $294.3 million, each up 2% year over year after the effect of foreign exchange (up 3% before the effect of foreign exchange);

•	GAAP operating income of $84.0 million, up 41% year over year. As Adjusted operating income of $85.1 million, up 37% year over year.

See attached Schedules 3, 4, 5, and 6 for additional detail.

Dividend Increase

Dun & Bradstreet today announced that it has declared an increased quarterly cash dividend of $0.5225 per share, up from the Company’s prior quarterly dividend of $0.5025 per share. This quarterly cash dividend is payable on March 9, 2018, to shareholders of record as of the close of business on February 22, 2018.

Use of Non-GAAP Financial Measures

In addition to reporting generally accepted accounting principles in the United States of America (“GAAP”) results, the Company evaluates performance and reports on a total company basis and on a business segment level basis its results (such as revenue, operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) on an “As Adjusted” basis. The term “As Adjusted” refers to the following: the elimination of the effect on revenue due to purchase accounting fair value adjustments to deferred revenue; restructuring charges; other non-core gains and charges that are not in the normal course of our business (such as gains and losses on sales of businesses, impairment charges, effect of significant changes in tax laws and material tax and legal settlements); acquisition and divestiture-related fees (such as costs for bankers, legal fees, diligence costs, retention payments, and contingent consideration adjustments); and acquisition-related intangible amortization expense. A recurring component excluded from our “As Adjusted” results is our restructuring charges, which we believe do not reflect our underlying business performance. Such charges are variable from period to period based upon actions identified and taken during each period. Additionally, our “As Adjusted” results exclude the results of Discontinued Operations.

We also isolate the effects of changes in foreign exchange rates on our revenue growth because we believe it is useful for investors to be able to compare revenue from one period to another, both after and before the effects of foreign exchange. The change in our operating performance attributable to foreign currency rates is determined by converting both our prior and current periods by a constant rate. As a result, we monitor our “As Adjusted” revenue growth both after and before the effects of foreign exchange.

We also analyze “As Adjusted” revenue growth on an organic basis because management believes this information provides important insight into the underlying/ongoing performance of the business. Organic revenue excludes the estimated revenue contribution from acquired businesses for one year from the date of the acquisition and net divested revenue which we define as the historical revenues from the divested businesses net of the annual ongoing future revenue streams resulting from the commercial arrangements entered into in connection with such divestitures.

We may from time to time use the term sales, which we define as the annual value of committed customer contracts. This term is often referred to as bookings or commitments by other companies.

We also monitor free cash flow as a measure of our business. We define free cash flow as net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles. Free cash flow measures our available cash flow for potential debt repayment, acquisitions, share repurchases, dividend payments and additions to cash, cash equivalents and short-term investments. We believe free cash flow to be relevant and useful to our investors as this measure is used by our management in evaluating the funding available after supporting our ongoing business operations and our portfolio of investments.

We also monitor deferred revenue after adjusting for the effect of foreign exchange, dispositions, acquisitions and the impacts of the write-down of deferred revenue due to purchase accounting.

We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors. Non-GAAP results are presented only as a supplement to the financial statements presented in accordance with GAAP. The non-GAAP financial information is provided to enhance the reader’s understanding of our underlying financial performance. These non-GAAP financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as an alternative measure of revenue, operating income, operating margin, net income, diluted EPS or net cash provided by operating activities as determined in accordance with GAAP.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures and related notes are presented and defined in Schedules 5 and 6 attached to this press release.

Fourth Quarter 2017 Teleconference

As previously announced, Dun & Bradstreet will review its fourth quarter and full year 2017 results in a conference call with the investment community on Tuesday, February 13, 2018, at 8 a.m. ET. Live audio, as well as a replay of the conference call will be accessible on Dun & Bradstreet's Investor Relations Web site at http://investor.dnb.com.

**************

About Dun & Bradstreet®

Dun & Bradstreet (NYSE: DNB) grows the most valuable relationships in business. By uncovering truth and meaning from data, we connect our customers with the prospects, suppliers, clients and partners that matter most, and have since 1841. Nearly ninety percent of the Fortune 500, and companies of every size around the world, rely on our data, insights and analytics. For more about Dun & Bradstreet, visit DNB.com. Twitter: @DnBUS

Forward-Looking and Cautionary Statements

We may from time-to-time make written or oral “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements contained in filings with the Securities and Exchange Commission, in reports to shareholders and in press releases and investor Web casts. These forward-looking statements include, without limitation, any statements related to financial guidance or strategic goals. These forward-looking statements can also be identified by the use of words like “anticipates,” “aspirations,” “believes,” “commits,” “continues,” “estimates,” “expects,” “goals,” “guidance,” “intends,” “plans,” “projects,” “strategy,” “targets,” “will” and other words of similar meaning. They can also be identified by the fact that they do not relate strictly to historical or current facts.

We cannot guarantee that any forward-looking statement will be realized. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated, estimated or projected. Investors should bear this in mind as they consider forward-looking statements and whether to invest in, or remain invested in, our securities.

In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are identifying the following important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by us; any such statement is qualified by reference to the following cautionary factors: (i) reliance on third parties to support critical components of our business model; (ii) our ability to protect our information technology infrastructure against cyber-attack and unauthorized access; (iii) risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; (iv) customer demand for our products; (v) the successful implementation of our business strategy; (vi) the integrity and security of our global databases and data centers; (vii) our ability to maintain the integrity of our brand and reputation; (viii) our ability to renew large contracts and the related revenue recognition and timing thereof; (ix) the impact of macro-economic challenges on our customers and vendors; (x) future laws or regulations with respect to the collection, compilation, storage, use, cross-border transfer, publication and/or sale of information and adverse publicity or litigation concerning the commercial use of such information; (xi) our ability to acquire and successfully integrate other businesses, products and technologies; (xii) adherence by third-party members of our Dun & Bradstreet Worldwide Network, or other third parties who license and sell under the Dun & Bradstreet name, to our quality standards and to the renewal of their agreements with Dun & Bradstreet; (xiii) the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border, publish and/or sell data; and (xiv) the other factors described under the headings

“Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Legal Proceedings” and elsewhere in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and the Company’s other reports or documents filed or furnished with the Securities and Exchange Commission.

It should be understood that it is not possible to predict or identify all risk factors. Consequently, the above list of important factors and the Risk Factors discussed in Item 1A. of our Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q should not be considered to be a complete discussion of all of our potential trends, risks and uncertainties. Except as otherwise required by federal securities laws, we do not undertake any obligation to update any forward-looking statement we may make from time-to-time.

The Dun & Bradstreet Corporation	Schedule 1
Consolidated Statement of Operations (unaudited) - GAAP Results

	Quarter Ended December 31,		AFX % Change		Effects of Foreign Exchange	BFX % Change	Full Year Ended December 31,		AFX % Change		Effects of Foreign Exchange	BFX % Change
Dollar amounts in millions, except per share data	2017	2016	Fav (Unfav)		Fav (Unfav)	Fav (Unfav)	2017	2016	Fav (Unfav)		Fav (Unfav)	Fav (Unfav)

Revenue:

Americas (1)	$448.1	$441.2	2%		0.1%	1%	$1,448.2	$1,416.1	2%		0.0%	2%
Non-Americas	78.9	75.9	4%		5.3%	(1)%	294.3	287.6	2%		(0.2)%	3%

Total Revenue (2)	$527.0	$517.1	2%		0.9%	1%	$1,742.5	$1,703.7	2%		0.0%	2%

Operating Income (Loss):

Americas (3)	$185.6	$175.6	6%				$419.1	$429.5	(2)%
Non-Americas (4)	21.2	12.2	74%				84.0	59.4	41%

Corporate and Other (5)	(36.4)	(25.1)	(45)%				(120.2)	(129.7)	7%

Total Operating Income (6)	170.4	162.7	5%				382.9	359.2	7%

Interest Income	0.4	0.4	17%				1.6	1.8	(12)%
Interest Expense	(14.8)	(13.0)	(14)%				(59.7)	(53.1)	(12)%
Other Income (Expense) - Net (9)	(1.2)	(12.4)	90%				(2.1)	(104.3)	98%

Non-Operating Income (Expense) - Net (10)	(15.6)	(25.0)	38%				(60.2)	(155.6)	61%

Income (Loss) Before Provision for Income Taxes	154.8	137.7	12%				322.7	203.6	58%

Less: Provision for Income Taxes (11)	128.6	54.9	N/	M			179.7	99.9	(80)%
Equity in Net Income (Loss) of Affiliates	(0.4)	(0.1)	N/	M			2.8	2.8	2%

Net Income (Loss) From Continuing Operations	25.8	82.7	(69)%				145.8	106.5	37%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest (12)	0.4	(1.5)	N/	M			(4.1)	(5.0)	18%

Net Income (Loss) From Continuing Operations Attributable to Dun & Bradstreet	26.2	81.2	(68)%				141.7	101.5	40%

Income from Discontinued Operations, Net of Income Taxes	-	-	N/	M			-	-	N/	M
Loss on Disposal of Business, Net of Tax Impact	-	(3.2)	N/	M			(0.8)	(4.1)	82%

Income (Loss) from Discontinued Operations, Net of Income Taxes	-	(3.2)	N/	M			(0.8)	(4.1)	82%

Net Income (Loss) Attributable to Dun & Bradstreet (7)	$26.2	$78.0	(66)%				$140.9	$97.4	45%

Basic Earnings (Loss) Per Share:
From Continuing Operations	$0.71	$2.21	(68)%				$3.84	$2.78	38%
From Discontinued Operations	-	(0.09)	N/	M			(0.02)	(0.11)	82%

Basic Earnings (Loss) Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders	$0.71	$2.12	(67)%				$3.82	$2.67	43%

Diluted Earnings (Loss) Per Share:
From Continuing Operations	$0.70	$2.19	(68)%				$3.81	$2.76	38%
From Discontinued Operations	-	(0.09)	N/	M			(0.02)	(0.11)	82%

Diluted Earnings (Loss) Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders (8)	$0.70	$2.10	(67)%				$3.79	$2.65	43%

Weighted Average Number of Shares Outstanding:
Basic	37.0	36.8	0%				36.9	36.5	(1)%
Diluted	37.3	37.1	0%				37.2	36.8	(1)%

Operating Margins (Calculated on Total Revenue)

Americas	41.4%	39.8%					28.9%	30.3%
Non-Americas	26.9%	16.0%					28.5%	20.6%
Total Company	32.3%	31.5%					22.0%	21.1%

Effective Tax Rate	83.1%	39.8%					55.7%	49.0%

AFX - After Effects of Foreign Exchange	BFX - Before Effects of Foreign Exchange	N/M - Not Meaningful

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 2
Certain Selected As Adjusted* Metrics (unaudited)

	Quarter Ended December 31,		AFX % Change		Effects of Foreign Exchange	BFX % Change		Full Year Ended December 31,		AFX % Change	Effects of Foreign Exchange	BFX % Change
Dollar amounts in millions, except per share data	2017	2016	Fav (Unfav)		Fav (Unfav)	Fav (Unfav)		2017	2016	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

Americas (1)	$449.4	$441.2	2%		0.1%	2%		$1,456.2	$1,419.2	3%	0.0%	3%
Non-Americas	78.9	75.9	4%		5.3%	(1)%		294.3	287.6	2%	(0.2)%	3%

Total Revenue (2)	$528.3	$517.1	2%		0.9%	1%		$1,750.5	$1,706.8	3%	0.0%	3%

Organic Revenue:**
Total Revenue	$528.3	$517.1				1%		$1,750.5	$1,706.8			3%
Less:
Acquisitions	15.1	-				N/	M	57.7	-			N/	M
Net Divested	0.3	6.8				N/	M	3.7	32.1			N/	M

Organic Revenue	$512.9	$510.3				0%		$1,689.1	$1,674.7			1%

Operating Income (Loss):

Americas (3)	$196.9	$187.3	5%					$468.5	$465.0	1%
Non-Americas (4)	21.5	14.6	47%					85.1	62.2	37%

Corporate and Other (5)	(26.5)	(21.2)	(26)%					(91.1)	(78.7)	(16)%

Total Operating Income (6)	$191.9	$180.7	6%					$462.5	$448.5	3%

Net Income Attributable to Dun & Bradstreet (7)	$120.0	$110.8	8%					$273.7	$270.2	1%

Basic Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders	$3.24	$3.01	8%					$7.41	$7.41	0%

Diluted Earnings Per Share of Common Stock Attributable to Dun & Bradstreet Common Shareholders (8)	$3.22	$2.99	8%					$7.36	$7.35	0%

Weighted Average Number of Shares Outstanding:
Basic	37.0	36.8	0%					36.9	36.5	(1)%
Diluted	37.3	37.1	0%					37.2	36.8	(1)%

Other Information:

Interest Income	$0.4	$0.4	17%					$1.6	$1.8	(12)%
Interest Expense	(14.8)	(13.0)	(14)%					(59.7)	(53.1)	(12)%
Other Income (Expense) - Net (9)	(1.2)	(0.2)	N/	M				(1.4)	(0.7)	(79)%

Non-Operating Income (Expense) - Net (10)	$(15.6)	$(12.8)	(21)%					$(59.5)	$(52.0)	(14)%

Provision for Income Taxes (11)	$54.6	$55.5	2%					$126.3	$124.1	(2)%

Equity in Net Income (Loss) of Affiliates	$(0.4)	$(0.1)	N/	M				$2.8	$2.8	2%

Net (Income) Loss Attributable to the Noncontrolling Interest (12)	$(1.3)	$(1.5)	13%					$(5.8)	$(5.0)	(16)%

Operating Margins (Calculated on Total Revenue)

Americas	43.8%	42.4%						32.2%	32.8%
Non-Americas	27.2%	19.3%						28.9%	21.6%
Total Company	36.3%	35.0%						26.4%	26.3%

Effective Tax Rate	31.0%	33.1%						31.4%	31.3%

AFX - After Effects of Foreign Exchange	BFX - Before Effects of Foreign Exchange	N/M - Not Meaningful

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

See Schedule 6 (Notes to Schedules) for a reconciliation of each of these As Adjusted metrics to the corresponding GAAP metrics.

*	As Adjusted includes the effect of divesting our operations in Benelux and Latin America
**	See Schedule 6 (Notes to Schedules) for definition of Organic Revenue

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited) - GAAP Results

	Quarter Ended December 31,		AFX	Effects of Foreign	BFX	Full Year Ended December 31,		AFX	Effects of Foreign	BFX
Amounts in millions	2017	2016	% Change Fav/(Unfav)	Exchange Fav/(Unfav)	% Change Fav/(Unfav)	2017	2016	% Change Fav/(Unfav)	Exchange Fav/(Unfav)	% Change Fav/(Unfav)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$130.2	$131.5	(1)%	0.2%	(1)%	$503.0	$518.5	(3)%	0.1%	(3)%
Other Enterprise Risk Management	77.8	78.5	(1)%	0.1%	(1)%	272.9	256.9	6%	0.0%	6%
Total Americas Risk Management Solutions	208.0	210.0	(1)%	0.1%	(1)%	775.9	775.4	0%	0.1%	0%

Sales and Marketing Solutions
Sales Acceleration	$84.3	$77.7	9%	0.1%	8%	$288.4	$263.3	10%	0.0%	10%
Advanced Marketing Solutions	155.8	153.5	2%	0.1%	1%	383.9	377.4	2%	0.0%	2%
Total Americas Sales and Marketing Solutions	240.1	231.2	4%	0.1%	4%	672.3	640.7	5%	0.0%	5%

Total Americas Revenue	$448.1	$441.2	2%	0.1%	1%	$1,448.2	$1,416.1	2%	0.0%	2%

Non-Americas:
Risk Management Solutions
Trade Credit	$43.8	$43.5	1%	3.8%	(3)%	$170.5	$169.4	1%	(1.7)%	2%
Other Enterprise Risk Management	18.2	17.9	2%	8.3%	(6)%	63.4	67.0	(5)%	4.0%	(9)%
Total Non-Americas Risk Management Solutions	62.0	61.4	1%	5.2%	(4)%	233.9	236.4	(1)%	0.1%	(1)%

Sales and Marketing Solutions
Sales Acceleration	$7.5	$6.1	24%	5.8%	18%	$27.7	$19.9	39%	0.8%	38%
Advanced Marketing Solutions	9.4	8.4	12%	5.6%	6%	32.7	31.3	5%	(3.0)%	8%
Total Non-Americas Sales and Marketing Solutions	16.9	14.5	17%	5.7%	11%	60.4	51.2	18%	(1.8)%	20%

Total Non-Americas Revenue	$78.9	$75.9	4%	5.3%	(1)%	$294.3	$287.6	2%	(0.2)%	3%

Total Corporation:
Risk Management Solutions
Trade Credit	$174.0	$175.0	(1)%	1.1%	(2)%	$673.5	$687.9	(2)%	(0.3)%	(2)%
Other Enterprise Risk Management	96.0	96.4	0%	1.6%	(2)%	336.3	323.9	4%	0.9%	3%
Total Risk Management Solutions	270.0	271.4	(1)%	1.3%	(2)%	1,009.8	1,011.8	0%	0.1%	0%

Sales and Marketing Solutions
Sales Acceleration	$91.8	$83.8	10%	0.5%	9%	$316.1	$283.2	12%	0.1%	11%
Advanced Marketing Solutions	165.2	161.9	2%	0.3%	2%	416.6	408.7	2%	(0.2)%	2%
Total Sales and Marketing Solutions	257.0	245.7	5%	0.4%	4%	732.7	691.9	6%	(0.1)%	6%

Total Revenue	$527.0	$517.1	2%	0.9%	1%	$1,742.5	$1,703.7	2%	0.0%	2%

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited) - GAAP Results

	Quarter Ended December 31,		AFX		Effects of Foreign		BFX		Full Year Ended December 31,		AFX		Effects of Foreign		BFX
Amounts in millions	2017	2016	% Change Fav/(Unfav)		Exchange Fav/(Unfav)		% Change Fav/(Unfav)		2017	2016	% Change Fav/(Unfav)		Exchange Fav/(Unfav)		% Change Fav/(Unfav)

Trade Credit Revenue:
Americas:
D&B Credit Suite	$95.3	$96.4	(1)%		0.2%		(1)%		$376.4	$380.5	(1)%		0.1%		(1)%
Other Trade Credit	34.9	35.1	(1)%		0.1%		(1)%		126.6	138.0	(8)%		0.0%		(8)%
Total Americas Trade Credit Revenue	130.2	131.5	(1)%		0.2%		(1)%		503.0	518.5	(3)%		0.1%		(3)%

Non-Americas:
D&B Credit Suite	$5.6	$5.4	3%		5.1%		(2)%		$19.9	$23.7	(16)%		(1.6)%		(15)%
Other Trade Credit	38.2	38.1	1%		3.6%		(3)%		150.6	145.7	3%		(1.7)%		5%
Total Non-Americas Trade Credit Revenue	43.8	43.5	1%		3.8%		(3)%		170.5	169.4	1%		(1.7)%		2%

Total Corporation:
D&B Credit Suite	$100.9	$101.8	(1)%		0.4%		(1)%		$396.3	$404.2	(2)%		(0.1)%		(2)%
Other Trade Credit	73.1	73.2	0%		1.9%		(2)%		277.2	283.7	(2)%		(0.7)%		(2)%
Total Trade Credit Revenue	$174.0	$175.0	(1)%		1.1%		(2)%		$673.5	$687.9	(2)%		(0.3)%		(2)%

D&B Hoovers Suite
Americas	$42.6	$33.9	26%		0.1%		26%		$165.5	$136.1	22%		0.0%		22%
Non-Americas	5.3	0.6	N/	M	N/	M	N/	M	16.0	3.1	N/	M	N/	M	N/	M
Total Corporation	$47.9	$34.5	39%		1.1%		38%		$181.5	$139.2	30%		0.4%		30%

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Revenue Detail (unaudited) - As Adjusted*

	Quarter Ended December 31,		AFX	Effects of Foreign	BFX	Full Year Ended December 31,		AFX	Effects of Foreign	BFX
Amounts in millions	2017	2016	% Change Fav/(Unfav)	Exchange Fav/(Unfav)	% Change Fav/(Unfav)	2017	2016	% Change Fav/(Unfav)	Exchange Fav/(Unfav)	% Change Fav/(Unfav)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$130.2	$131.5	(1)%	0.2%	(1)%	$503.0	$518.8	(3)%	0.1%	(3)%
Other Enterprise Risk Management	77.8	78.5	(1)%	0.1%	(1)%	272.9	259.1	5%	0.0%	5%
Total Americas Risk Management Solutions	208.0	210.0	(1)%	0.1%	(1)%	775.9	777.9	0%	0.1%	0%

Sales and Marketing Solutions
Sales Acceleration	$85.6	$77.7	10%	0.1%	10%	$296.4	$263.9	12%	0.0%	12%
Advanced Marketing Solutions	155.8	153.5	2%	0.1%	1%	383.9	377.4	2%	0.0%	2%
Total Americas Sales and Marketing Solutions	241.4	231.2	4%	0.1%	4%	680.3	641.3	6%	0.0%	6%

Total Americas Revenue	$449.4	$441.2	2%	0.1%	2%	$1,456.2	$1,419.2	3%	0.0%	3%

Non-Americas:
Risk Management Solutions
Trade Credit	$43.8	$43.5	1%	3.8%	(3)%	$170.5	$169.4	1%	(1.7)%	2%
Other Enterprise Risk Management	18.2	17.9	2%	8.3%	(6)%	63.4	67.0	(5)%	4.0%	(9)%
Total Non-Americas Risk Management Solutions	62.0	61.4	1%	5.2%	(4)%	233.9	236.4	(1)%	0.1%	(1)%

Sales and Marketing Solutions
Sales Acceleration	$7.5	$6.1	24%	5.8%	18%	$27.7	$19.9	39%	0.7%	38%
Advanced Marketing Solutions	9.4	8.4	12%	5.6%	6%	32.7	31.3	5%	(3.0)%	8%
Total Non-Americas Sales and Marketing Solutions	16.9	14.5	17%	5.7%	11%	60.4	51.2	18%	(1.8)%	20%

Total Non-Americas Revenue	$78.9	$75.9	4%	5.3%	(1)%	$294.3	$287.6	2%	(0.2)%	3%

Total Corporation:
Risk Management Solutions
Trade Credit	$174.0	$175.0	(1)%	1.1%	(2)%	$673.5	$688.2	(2)%	(0.3)%	(2)%
Other Enterprise Risk Management	96.0	96.4	0%	1.6%	(2)%	336.3	326.1	3%	0.9%	2%
Total Risk Management Solutions	270.0	271.4	(1)%	1.3%	(2)%	1,009.8	1,014.3	0%	0.1%	0%

Sales and Marketing Solutions
Sales Acceleration	$93.1	$83.8	11%	0.5%	11%	$324.1	$283.8	14%	0.1%	14%
Advanced Marketing Solutions	165.2	161.9	2%	0.3%	2%	416.6	408.7	2%	(0.2)%	2%
Total Sales and Marketing Solutions	258.3	245.7	5%	0.4%	5%	740.7	692.5	7%	(0.1)%	7%

Total Revenue	$528.3	$517.1	2%	0.9%	1%	$1,750.5	$1,706.8	3%	0.0%	3%

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Revenue Detail (unaudited) - As Adjusted*

	Quarter Ended December 31,		AFX		Effects of Foreign		BFX		Full Year Ended December 31,		AFX		Effects of Foreign		BFX
Amounts in millions	2017	2016	% Change Fav/(Unfav)		Exchange Fav/(Unfav)		% Change Fav/(Unfav)		2017	2016	% Change Fav/(Unfav)		Exchange Fav/(Unfav)		% Change Fav/(Unfav)

Trade Credit Revenue:
Americas:
D&B Credit Suite	$95.3	$96.4	(1)%		0.2%		(1)%		$376.4	$380.6	(1)%		0.1%		(1)%
Other Trade Credit	34.9	35.1	(1)%		0.1%		(1)%		126.6	138.2	(8)%		0.0%		(8)%
Total Americas Trade Credit Revenue	130.2	131.5	(1)%		0.2%		(1)%		503.0	518.8	(3)%		0.1%		(3)%

Non-Americas:
D&B Credit Suite	$5.6	$5.4	3%		5.1%		(2)%		$19.9	$23.7	(16)%		(1.6)%		(15)%
Other Trade Credit	38.2	38.1	1%		3.6%		(3)%		150.6	145.7	3%		(1.7)%		5%
Total Non-Americas Trade Credit Revenue	43.8	43.5	1%		3.8%		(3)%		170.5	169.4	1%		(1.7)%		2%

Total Corporation:
D&B Credit Suite	$100.9	$101.8	(1)%		0.4%		(1)%		$396.3	$404.3	(2)%		(0.1)%		(2)%
Other Trade Credit	73.1	73.2	0%		1.9%		(2)%		277.2	283.9	(2)%		(0.7)%		(2)%
Total Trade Credit Revenue	$174.0	$175.0	(1)%		1.1%		(2)%		$673.5	$688.2	(2)%		(0.3)%		(2)%

D&B Hoovers Suite
Americas	$43.9	$33.9	29%		0.1%		29%		$173.5	$136.1	27%		0.0%		27%
Non-Americas	5.3	0.6	N/	M	N/	M	N/	M	16.0	3.1	N/	M	N/	M	N/	M
Total Corporation	$49.2	$34.5	42%		1.1%		41%		$189.5	$139.2	36%		0.3%		36%

*	As Adjusted includes the effect of divesting our operations in Benelux and Latin America

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

See Schedule 6 (Notes to Schedules) for a reconciliation of each of these As Adjusted metrics to the corresponding GAAP metrics.

The Dun & Bradstreet Corporation	Schedule 5
Supplemental Financial Data (unaudited)

	Quarter Ended December 31,		AFX		Full Year Ended December 31,		AFX
Amounts in millions	2017	2016	% Change Fav/(Unfav)		2017	2016	% Change Fav/(Unfav)

Operating Costs (GAAP):
Operating Expenses	$150.4	$146.5	(3)%		$574.7	$542.6	(6)%
Selling and Administrative Expenses	175.1	186.9	6%		673.1	711.2	5%
Depreciation and Amortization	21.3	17.7	(21)%		79.7	68.6	(16)%
Restructuring Expense	9.8	3.3	N/	M	32.1	22.1	(46)%

Total Operating Costs (GAAP)	$356.6	$354.4	(1)%		$1,359.6	$1,344.5	(1)%

Capital Expenditures (GAAP)	$1.7	$2.3	25%		$8.4	$14.4	42%

Additions to Computer Software & Other Intangibles (GAAP)	$11.5	$10.0	(16)%		$53.7	$45.8	(17)%

Operating Costs (As Adjusted):
Operating Expenses	$150.4	$146.5	(3)%		$574.7	$542.6	(6)%
Selling and Administrative Expenses	172.5	178.2	3%		665.1	671.3	1%
Depreciation and Amortization	13.5	11.7	(17)%		48.2	44.4	(9)%
Restructuring Expense	-	-	N/	M	-	-	N/	M

Total Operating Costs (As Adjusted)	$336.4	$336.4	0%		$1,288.0	$1,258.3	(2)%

	Quarter Ended December 31,		Full Year Ended December 31,
Amounts in millions	2017	2016	2017	2016

Operating Expenses (GAAP):	$150.4	$146.5	$574.7	$542.6
None	-	-	-	-

Operating Expenses (As Adjusted)	$150.4	$146.5	$574.7	$542.6

Selling and Admin (GAAP)	$175.1	$186.9	$673.1	$711.2
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.1)	(0.4)	(0.2)	(2.0)
Decrease (Increase) of Accrual for Legal Matters	-	-	8.0	(26.0)
Impairment of Certain Intangible Assets in China	-	(2.4)	-	(2.4)
Acquisition/Divestiture Related Costs	(2.5)	(5.9)	(15.8)	(9.5)

Selling and Admin (As Adjusted)	$172.5	$178.2	$665.1	$671.3

Depreciation and Amortization (GAAP)	$21.3	$17.7	$79.7	$68.6
Amortization of Acquisition Related Intangibles	(7.8)	(6.0)	(31.5)	(24.2)

Depreciation and Amortization (As Adjusted)	$13.5	$11.7	$48.2	$44.4

Restructuring (GAAP)	$9.8	$3.3	$32.1	$22.1
Restructuring	(9.8)	(3.3)	(32.1)	(22.1)

Restructuring (As Adjusted)	$-	$-	$-	$-

	Quarter Ended
Amounts in millions	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016

Net Debt Position:
Cash and Cash Equivalents	$442.4	$431.0	$400.2	$375.4	$352.6
Short-Term Debt	(32.5)	(30.0)	(27.5)	(22.5)	(22.5)
Long-Term Debt	(1,645.6)	(1,651.6)	(1,673.0)	(1,684.7)	(1,594.5)

Net Debt	$(1,235.7)	$(1,250.6)	$(1,300.3)	$(1,331.8)	$(1,264.4)

	Full Year Ended
			% Change
Amounts in millions	Dec 31, 2017	Dec 31, 2016	Fav/ (Unfav)

Free Cash Flow:
Net Cash Provided By Operating Activities - Continuing Operations (GAAP)	$286.5	$322.7	(11)%
Less:
Capital Expenditures (GAAP)	8.4	14.4	42%
Additions to Computer Software & Other Intangibles (GAAP)	53.7	45.8	(17)%

Free Cash Flow	$224.4	$262.5	(15)%

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

See Schedule 6 (Notes to Schedules) for a reconciliation of each of these As Adjusted metrics to the corresponding GAAP metrics.

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3, 4, and 5 (unaudited) and Definitions of Non-GAAP Measures

(1)	The following table reconciles Americas Total Revenue included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,		Full Year Ended December 31,
Amounts in millions	2017	2016	2017	2016

Americas Total Revenue (GAAP) (Schedule 1)	$448.1	$441.2	$1,448.2	$1,416.1
Acquisition Related Deferred Revenue Fair Value Adjustment	(1.3)	-	(8.0)	(3.1)

Americas Total Revenue (As Adjusted) (Schedule 2)	$449.4	$441.2	$1,456.2	$1,419.2

(2)	The following table reconciles Total Revenue included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,		Full Year Ended December 31,
Amounts in millions	2017	2016	2017	2016

Total Revenue (GAAP) (Schedule 1)	$527.0	$517.1	$1,742.5	$1,703.7
Acquisition Related Deferred Revenue Fair Value Adjustment	(1.3)	-	(8.0)	(3.1)

Total Revenue (As Adjusted) (Schedule 2)	$528.3	$517.1	$1,750.5	$1,706.8

(3)	The following table reconciles Americas Operating Income included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,		Full Year Ended December 31,
Amounts in millions	2017	2016	2017	2016

Americas Operating Income (GAAP) (Schedule 1)	$185.6	$175.6	$419.1	$429.5

Acquisition/Divestiture Related Costs	(2.5)	(5.7)	(10.8)	(8.2)
Amortization of Acquisition Related Intangibles	(7.5)	(6.0)	(30.6)	(24.2)
Acquisition Related Deferred Revenue Fair Value Adjustment	(1.3)	-	(8.0)	(3.1)

Americas Operating Income (As Adjusted) (Schedule 2)	$196.9	$187.3	$468.5	$465.0

(4)	The following table reconciles Non-Americas Operating Income included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,		Full Year Ended December 31,
Amounts in millions	2017	2016	2017	2016

Non-Americas Operating Income (GAAP) (Schedule 1)	$21.2	$12.2	$84.0	$59.4

Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	-	-	-	(0.1)
Acquisition/Divestiture Related Costs	-	-	(0.2)	(0.3)
Amortization of Acquisition Related Intangibles	(0.3)	-	(0.9)	-
Impairment of Certain Intangible Assets in China	-	(2.4)	-	(2.4)

Non-Americas Operating Income (As Adjusted) (Schedule 2)	$21.5	$14.6	$85.1	$62.2

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3, 4, and 5 (unaudited) and Definitions of Non-GAAP Measures

(5)	The following table reconciles Corporate and Other expenses included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,		Full Year Ended December 31,
Amounts in millions	2017	2016	2017	2016

Corporate and Other (GAAP) (Schedule 1)	$(36.4)	$(25.1)	$(120.2)	$(129.7)

Restructuring Charges	(9.8)	(3.3)	(32.1)	(22.1)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.1)	(0.4)	(0.2)	(1.9)
Decrease (Increase) of Accrual for Legal Matters	-	-	8.0	(26.0)
Acquisition/Divestiture Related Costs	-	(0.2)	(4.8)	(1.0)

Corporate and Other (As Adjusted) (Schedule 2)	$(26.5)	$(21.2)	$(91.1)	$(78.7)

(6)	The following table reconciles Total Operating Income included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,		Full Year Ended December 31,
Amounts in millions	2017	2016	2017	2016

Total Operating Income (GAAP) Schedule 1)	$170.4	$162.7	$382.9	$359.2

Restructuring Charges	(9.8)	(3.3)	(32.1)	(22.1)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.1)	(0.4)	(0.2)	(2.0)
Decrease (Increase) of Accrual for Legal Matters	-	-	8.0	(26.0)
Acquisition/Divestiture Related Costs	(2.5)	(5.9)	(15.8)	(9.5)
Amortization of Acquisition Related Intangibles	(7.8)	(6.0)	(31.5)	(24.2)
Acquisition Related Deferred Revenue Fair Value Adjustment	(1.3)	-	(8.0)	(3.1)
Impairment of Certain Intangible Assets in China	-	(2.4)	-	(2.4)

Total Operating Income (As Adjusted) (Schedule 2)	$191.9	$180.7	$462.5	$448.5

(7)	The following table reconciles Net Income Attributable to Dun & Bradstreet included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,		Full Year Ended December 31,
Amounts in millions	2017	2016	2017	2016

Net Income (Loss) Attributable to Dun & Bradstreet (GAAP) (Schedule 1)	$26.2	$78.0	$140.9	$97.4

Restructuring Charges	(6.7)	(2.2)	(21.2)	(14.4)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.1)	(0.2)	(0.1)	(1.3)
Decrease (Increase) of Accrual for Legal Matters	-	(0.6)	7.9	(22.6)
Acquisition/Divestiture Related Costs	(2.4)	(5.6)	(13.8)	(8.0)
Amortization of Acquisition Related Intangibles	(4.8)	(3.8)	(19.8)	(15.1)
Acquisition Related Deferred Revenue Fair Value Adjustment	(0.9)	0.1	(5.5)	(2.1)
Impairment of Certain Intangible Assets in China	-	(2.4)	-	(2.4)
Effect of Legacy and Other Tax Matters	-	-	-	1.7
Gain (Loss) on Investment	-	(6.7)	-	(6.7)
Gain (Loss) on Sale of Businesses	0.1	(8.2)	(0.5)	(97.8)
Impact of the 2017 Tax Cuts and Jobs Act	(79.0)	-	(79.0)	-

After-Tax Impact	(93.8)	(29.6)	(132.0)	(168.7)

Income (Loss) From Discontinued Operations, Net of Income Taxes	-	(3.2)	(0.8)	(4.1)

Net Income Attributable to Dun & Bradstreet (As Adjusted) (Schedule 2)	$120.0	$110.8	$273.7	$270.2

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3, 4, and 5 (unaudited) and Definitions of Non-GAAP Measures

(8)	The following table reconciles Diluted Earnings Per Share Of Common Stock included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,		Full Year Ended December 31,
	2017	2016	2017	2016

Diluted EPS Attributable to Dun & Bradstreet Common Shareholders (GAAP) (Schedule 1)	$0.70	$2.10	$3.79	$2.65

Restructuring Charges	(0.18)	(0.06)	(0.57)	(0.39)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	-	(0.01)	-	(0.04)
Decrease (Increase) of Accrual for Legal Matters	-	(0.02)	0.21	(0.61)
Acquisition/Divestiture Related Costs	(0.07)	(0.15)	(0.37)	(0.22)
Amortization of Acquisition Related Intangibles	(0.13)	(0.10)	(0.53)	(0.41)
Acquisition Related Deferred Revenue Fair Value Adjustment	(0.02)	-	(0.15)	(0.06)
Impairment of Certain Intangible Assets in China	-	(0.06)	-	(0.06)
Effect of Legacy and Other Tax Matters	-	-	-	0.04
Gain (Loss) on Investment	-	(0.18)	-	(0.18)
Gain (Loss) on Sale of Businesses	-	(0.22)	(0.01)	(2.66)
Impact of the 2017 Tax Cuts and Jobs Act	(2.12)	-	(2.13)	-
Discontinued Operations	-	(0.09)	(0.02)	(0.11)

Diluted EPS Attributable to Dun & Bradstreet Common Shareholders (As Adjusted) (Schedule 2)	$3.22	$2.99	$7.36	$7.35

(9)	The following table reconciles Other Income (Expense)-Net included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,		Full Year Ended December 31,
Amounts in millions	2017	2016	2017	2016

Other Income (Expense)-Net (GAAP) (Schedule 1)	$(1.2)	$(12.4)	$(2.1)	$(104.3)
Effect of Legacy and Other Tax Matters	-	-	-	(1.7)
Gain (Loss) on Investment	-	(6.7)	-	(6.7)
Gain (Loss) on Sale of Businesses	-	(5.5)	(0.7)	(95.1)
Acquisition/Divestiture Related Costs	-	-	-	(0.1)

Other Income (Expense)-Net (As Adjusted) (Schedule 2)	$(1.2)	$(0.2)	$(1.4)	$(0.7)

(10)	The following table reconciles Non-Operating Income (Expense)-Net included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,		Full Year Ended December 31,
Amounts in millions	2017	2016	2017	2016

Non-Operating Income (Expense) - Net (GAAP) (Schedule 1)	$(15.6)	$(25.0)	$(60.2)	$(155.6)
Effect of Legacy and Other Tax Matters	-	-	-	(1.7)
Gain (Loss) on Investment	-	(6.7)	-	(6.7)
Gain (Loss) on Sale of Businesses	-	(5.5)	(0.7)	(95.1)
Acquisition/Divestiture Related Costs	-	-	-	(0.1)

Non-Operating Income (Expense) - Net (As Adjusted) (Schedule 2)	$(15.6)	$(12.8)	$(59.5)	$(52.0)

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3, 4, and 5 (unaudited) and Definitions of Non-GAAP Measures

(11)	The following table reconciles Provision for Income Taxes included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,		Full Year Ended December 31,
Amounts in millions	2017	2016	2017	2016

Provision for Income Taxes (GAAP) (Schedule 1)	$128.6	$54.9	$179.7	$99.9

Restructuring Charges	(3.1)	(1.1)	(10.9)	(7.7)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	-	(0.2)	(0.1)	(0.7)
Decrease (Increase) of Accrual for Legal Matters	-	0.6	0.1	(3.4)
Acquisition/Divestiture Related Costs	(0.1)	(0.3)	(2.0)	(1.6)
Amortization of Acquisition Related Intangibles	(3.0)	(2.2)	(11.7)	(9.1)
Acquisition Related Deferred Revenue Fair Value Adjustment	(0.4)	(0.1)	(2.5)	(1.0)
Effect of Legacy and Other Tax Matters	-	-	-	(3.4)
Gain (Loss) on Sale of Businesses	(0.1)	2.7	(0.2)	2.7
Impact of the 2017 Tax Cuts and Jobs Act	80.7	-	80.7	-

Provision for Income Taxes (As Adjusted) (Schedule 2)	$54.6	$55.5	$126.3	$124.1

(12)	The following table reconciles Net (Income) Loss Attributable to the Noncontrolling Interest included in Schedule 1 and Schedule 2:

	Quarter Ended December 31,		Full Year Ended December 31,
Amounts in millions	2017	2016	2017	2016

Net (Income) Loss Attributable to the Noncontrolling Interest (GAAP) (Schedule 1)	$0.4	$(1.5)	$(4.1)	$(5.0)
Impact of the 2017 Tax Cuts and Jobs Act	1.7	-	1.7	-

Net (Income) Loss Attributable to the Noncontrolling Interest (As Adjusted) (Schedule 2)	$(1.3)	$(1.5)	$(5.8)	$(5.0)

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3, 4, and 5 (unaudited) and Definitions of Non-GAAP Measures

	Quarter Ended December 31, 2017			Quarter Ended December 31, 2016
Amounts in millions	GAAP (Sched 3)	Acquisition Related Deferred Revenue	As Adjusted* (Sched 4)	GAAP (Sched 3)	Acquisition Related Deferred Revenue	As Adjusted* (Sched 4)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$130.2	$-	$130.2	$131.5	$-	$131.5
Other Enterprise Risk Management	77.8	-	77.8	78.5	-	78.5
Total Americas Risk Management Solutions	208.0	-	208.0	210.0	-	210.0

Sales and Marketing Solutions
Sales Acceleration	$84.3	$1.3	$85.6	$77.7	$-	$77.7
Advanced Marketing Solutions	155.8	-	155.8	153.5	-	153.5
Total Americas Sales and Marketing Solutions	240.1	1.3	241.4	231.2	-	231.2

Total Americas Revenue	$448.1	$1.3	$449.4	$441.2	$-	$441.2

Non-Americas:
Risk Management Solutions
Trade Credit	$43.8	$-	$43.8	$43.5	$-	$43.5
Other Enterprise Risk Management	18.2	-	18.2	17.9	-	17.9
Total Non-Americas Risk Management Solutions	62.0	-	62.0	61.4	-	61.4

Sales and Marketing Solutions
Sales Acceleration	$7.5	$-	$7.5	$6.1	$-	$6.1
Advanced Marketing Solutions	9.4	-	9.4	8.4	-	8.4
Total Non-Americas Sales and Marketing Solutions	16.9	-	16.9	14.5	-	14.5

Total Non-Americas Revenue	$78.9	$-	$78.9	$75.9	$-	$75.9

Total Corporation:
Risk Management Solutions
Trade Credit	$174.0	$-	$174.0	$175.0	$-	$175.0
Other Enterprise Risk Management	96.0	-	96.0	96.4	-	96.4
Total Risk Management Solutions	270.0	-	270.0	271.4	-	271.4

Sales and Marketing Solutions
Sales Acceleration	$91.8	$1.3	$93.1	$83.8	$-	$83.8
Advanced Marketing Solutions	165.2	-	165.2	161.9	-	161.9
Total Sales and Marketing Solutions	257.0	1.3	258.3	245.7	-	245.7

Total Revenue	$527.0	$1.3	$528.3	$517.1	$-	$517.1

Trade Credit Revenue:
Americas:
D&B Credit Suite	$95.3	$-	$95.3	$96.4	$-	$96.4
Other Trade Credit	34.9	-	34.9	35.1	-	35.1
Total Americas Trade Credit Revenue	130.2	-	130.2	131.5	-	131.5

Non-Americas:
D&B Credit Suite	$5.6	$-	$5.6	$5.4	$-	$5.4
Other Trade Credit	38.2	-	38.2	38.1	-	38.1
Total Non-Americas Trade Credit Revenue	43.8	-	43.8	43.5	-	43.5

Total Corporation:
D&B Credit Suite	$100.9	$-	$100.9	$101.8	$-	$101.8
Other Trade Credit	73.1	-	73.1	73.2	-	73.2
Total Trade Credit Revenue	$174.0	$-	$174.0	$175.0	$-	$175.0

D&B Hoovers Suite
Americas	$42.6	$1.3	$43.9	$33.9	$-	$33.9
Non-Americas	5.3	-	5.3	0.6	-	0.6
Total Corporation	$47.9	$1.3	$49.2	$34.5	$-	$34.5

*	As Adjusted includes the effect of divesting our operations in Benelux and Latin America

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3, 4, and 5 (unaudited) and Definitions of Non-GAAP Measures

	Full Year Ended December 31, 2017			Full Year Ended December 31, 2016
Amounts in millions	GAAP (Sched 3)	Acquisition Related Deferred Revenue	As Adjusted* (Sched 4)	GAAP (Sched 3)	Acquisition Related Deferred Revenue	As Adjusted* (Sched 4)

Geographic and Customer Solution Set Revenue:
Americas:
Risk Management Solutions
Trade Credit	$503.0	$-	$503.0	$518.5	$0.3	$518.8
Other Enterprise Risk Management	272.9	-	272.9	256.9	2.2	259.1
Total Americas Risk Management Solutions	775.9	-	775.9	775.4	2.5	777.9

Sales and Marketing Solutions
Sales Acceleration	$288.4	$8.0	$296.4	$263.3	$0.6	$263.9
Advanced Marketing Solutions	383.9	-	383.9	377.4	-	377.4
Total Americas Sales and Marketing Solutions	672.3	8.0	680.3	640.7	0.6	641.3

Total Americas Revenue	$1,448.2	$8.0	$1,456.2	$1,416.1	3.1	$1,419.2

Non-Americas:
Risk Management Solutions
Trade Credit	$170.5	$-	$170.5	$169.4	$-	$169.4
Other Enterprise Risk Management	63.4	-	63.4	67.0	-	67.0
Total Non-Americas Risk Management Solutions	233.9	-	233.9	236.4	-	236.4

Sales and Marketing Solutions
Sales Acceleration	$27.7	$-	$27.7	$19.9	$-	$19.9
Advanced Marketing Solutions	32.7	-	32.7	31.3	-	31.3
Total Non-Americas Sales and Marketing Solutions	60.4	-	60.4	51.2	-	51.2

Total Non-Americas Revenue	$294.3	$-	$294.3	$287.6	$-	$287.6

Total Corporation:
Risk Management Solutions
Trade Credit	$673.5	$-	$673.5	$687.9	$0.3	$688.2
Other Enterprise Risk Management	336.3	-	336.3	323.9	2.2	326.1
Total Risk Management Solutions	1,009.8	-	1,009.8	1,011.8	2.5	1,014.3

Sales and Marketing Solutions
Sales Acceleration	$316.1	$8.0	$324.1	$283.2	$0.6	$283.8
Advanced Marketing Solutions	416.6	-	416.6	408.7	-	408.7
Total Sales and Marketing Solutions	732.7	8.0	740.7	691.9	0.6	692.5

Total Revenue	$1,742.5	$8.0	$1,750.5	$1,703.7	3.1	$1,706.8

Trade Credit Revenue:
Americas:
D&B Credit Suite	$376.4	$-	$376.4	$380.5	$0.1	$380.6
Other Trade Credit	126.6	-	126.6	138.0	0.2	138.2
Total Americas Trade Credit Revenue	503.0	-	503.0	518.5	0.3	518.8

Non-Americas:
D&B Credit Suite	$19.9	$-	$19.9	$23.7	$-	$23.7
Other Trade Credit	150.6	-	150.6	145.7	-	145.7
Total Non-Americas Trade Credit Revenue	170.5	-	170.5	169.4	-	169.4

Total Corporation:
D&B Credit Suite	$396.3	$-	$396.3	$404.2	$0.1	$404.3
Other Trade Credit	277.2	-	277.2	283.7	0.2	283.9
Total Trade Credit Revenue	$673.5	$-	$673.5	$687.9	$0.3	$688.2

D&B Hoovers Suite
Americas	$165.5	$8.0	$173.5	$136.1	$-	$136.1
Non-Americas	16.0	-	16.0	3.1	-	3.1
Total Corporation	$181.5	$8.0	$189.5	$139.2	$-	$139.2

*	As Adjusted includes the effect of divesting our operations in Benelux and Latin America

The Dun & Bradstreet Corporation	Schedule 6
Notes to Schedules 1, 2, 3, and 4 (unaudited) and Definitions of Non-GAAP Measures

N/M - Not Meaningful

The following defines the non-GAAP measures used to evaluate performance:

In addition to reporting generally accepted accounting principles in the United States of America (“GAAP”) results, the Company evaluates performance and reports on a total company basis and on a business segment level basis its results (such as revenue, operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) on an “As Adjusted” basis. The term “As Adjusted” refers to the following: the elimination of the effect on revenue due to purchase accounting fair value adjustments to deferred revenue; restructuring charges; other non-core gains and charges that are not in the normal course of our business (such as gains and losses on sales of businesses, impairment charges, effect of significant changes in tax laws, and material tax and legal settlements); acquisition and divestiture-related fees (such as costs for bankers, legal, due diligence, retention payments, and contingent consideration adjustments); and acquisition-related intangible amortization expense. A recurring component excluded from our “As Adjusted” results is our restructuring charges, which we believe do not reflect our underlying business performance. Such charges are variable from period to period based upon actions identified and taken during each period. Additionally, our “As Adjusted” results exclude the results of Discontinued Operations. Management reviews operating results on an “As Adjusted” basis on a monthly basis and establishes internal budgets and forecasts based upon such measures. Management further establishes annual and long-term compensation such as salaries, target cash bonuses and target equity compensation amounts based on performance on an “As Adjusted” basis and a significant percentage weight is placed upon performance on an “As Adjusted” basis in determining whether performance objectives have been achieved. Management believes that by reflecting these adjustments to our GAAP financial measures, business leaders are provided incentives to recommend and execute actions that support our long-term growth strategy rather than being influenced by the potential impact one of these items can have in a particular period on their compensation. The Company adjusts for these items because they do not reflect the Company’s underlying business performance and they may have a disproportionate positive or negative impact on the results of its ongoing business operations. We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors.

We also isolate the effects of changes in foreign exchange rates on our revenue growth because we believe it is useful for investors to be able to compare revenue from one period to another, both after and before the effects of foreign exchange. The change in our operating performance attributable to foreign currency rates is determined by converting both our prior and current periods by a constant rate. As a result, we monitor our “As Adjusted” revenue growth both after and before the effects of foreign exchange.

We also analyze “As Adjusted” revenue growth on an organic basis because management believes this information provides important insight into the underlying/ongoing performance of the business.  Organic revenue excludes the estimated revenue contribution from acquired businesses for one year from the date of the acquisition and net divested revenue which we define as the historical revenues from the divested businesses net of the annual ongoing future revenue streams resulting from the commercial arrangements entered into in connection with such divestitures.

We may from time to time use the term “sales”, which we define as the annual value of committed customer contracts. This term is often referred to as “bookings” or “commitments” by other companies.

We monitor free cash flow as a measure of our business. We define free cash flow as net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles. Free cash flow measures our available cash flow for potential debt repayment, acquisitions, stock repurchases, dividend payments and additions to cash, cash equivalents and short-term investments. We believe free cash flow to be relevant and useful to our investors as this measure is used by our management in evaluating the funding available after supporting our ongoing business operations and our portfolio of investments.

Free cash flow should not be considered as a substitute measure for, or superior to, net cash flows provided by operating activities, investing activities or financing activities. Therefore, we believe it is important to view free cash flow as a complement to the consolidated statements of cash flows.

We also monitor deferred revenue after adjusting for the effect of foreign exchange, dispositions, acquisitions and the impacts of the write-down of deferred revenue due to purchase accounting.

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.